SHORT TERM BORROWINGS - 10K (Details) - USD ($) $ in Millions	Jun. 30, 2016	Dec. 31, 2015		Dec. 31, 2014
Short Term Borrowings [Abstract]
Short-term borrowings	$ 14.1	$ 11.3	[1]	$ 6.6
Weighted average interest rate		4.90%		6.20%

[1]	Adjusted as a result of the adoption of certain accounting pronouncements beginning on January 1, 2016. See Note 1, "Description of Business and Summary of Significant Accounting Policies - Recently Adopted Accounting Pronouncements" for details of these adjustments.